UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2011
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
FMC Corporation (the “Company”) executed a Credit Agreement, dated as of August 5, 2011, among the Company and certain Foreign Subsidiaries (together, the “Borrowers”), the Lenders and Issuing Banks Parties Thereto, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers, Bank of America, N.A., as Syndication Agent, DNB NOR Bank ASA, The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Sumitomo Mitsui Banking Corp., as Co-Documentation Agents, and DNB NOR Bank ASA, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corp., BNP Paribas, HSBC Bank USA, National Association, and U.S. Bank, National Association, as Co-Senior Managing Agents (the “2011 Credit Agreement”).
The 2011 Credit Agreement provides for a $1,500,000,000 revolving credit facility ($300,000,000 of which is available for the issuance of letters of credit for the account of the Borrowers and $50,000,000 of which is available for swing line loans to certain Borrowers) with an expansion feature, subject to certain conditions, to increase the facility to $2,250,000,000 (the “Credit Facility”). The Credit Facility is an unsecured obligation which ranks pari passu with other unsecured indebtedness of the Company.
The proceeds of the Credit Facility are being used to refinance obligations under the Company's $600,000,000 credit agreement, dated as of August 28, 2007, and the Company's amended and restated €220,000,000 credit agreement, dated as of February 21, 2008 (together, the “Prior Credit Agreements”), which are both being terminated; to pay any related transaction costs, fees and expenses; and for general corporate purposes, including commercial paper support and issuances of letters of credit.
Amounts under the Credit Facility may be borrowed, repaid and reborrowed from time to time until the maturity of the Credit Facility on the fifth anniversary of the 2011 Credit Agreement, with the option, subject to certain conditions, for two additional one-year extensions. Voluntary prepayments and commitment reductions under the Credit Facility are permitted at any time without payment of any prepayment fee upon proper notice and subject to minimum dollar amounts.
Loans under the 2011 Credit Agreement will bear interest at either a floating rate, which will be a base rate, or a Eurocurrency rate equal to the London Inter-Bank Offered Rate for the relevant term, plus in each case an applicable margin. The base rate will be the highest of Citibank, N.A.'s base rate; one-half of one percent above the Federal Funds Rate; and the Eurocurrency rate for a one-month period plus one percent. The Company is required to pay a facility fee on the total amount of the Credit Facility. The initial facility fee is 0.15 percent per year. The applicable margin and the facility fee are subject to adjustment based on the rating assigned to the Company's long-term senior unsecured debt.
The Credit Facility is unsecured, except that the Company has given the lenders a guaranty with respect to payment of the loans made to the Company's foreign subsidiaries. The 2011 Credit Agreement contains financial and other covenants, including a maximum leverage ratio and minimum interest coverage ratio, and includes limitations on, among other things, liens, certain acquisitions, consolidations and sales of assets.
The foregoing does not constitute a complete summary of the terms of the Credit Facility and reference is made to the complete text of the governing document, which is filed as Exhibit 10.1 to this Form 8-K.
Some of the lenders under the Credit Facility and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking, trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the lenders and their affiliates.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The disclosures required by this item with respect to the termination of the Prior Credit Agreements are included in Item 1.01 and are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT
The disclosures required by this item are included in Item 1.01 and are incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE
On August 5, 2011, the Company issued a press release regarding the Credit Facility. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.
The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

10.1
Credit Agreement, dated as of August 5, 2011, among FMC Corporation and certain Foreign Subsidiaries, the Lenders and Issuing Banks Parties Thereto, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers, Bank of America, N.A., as Syndication Agent, DNB NOR Bank ASA, The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Sumitomo Mitsui Banking Corp., as Co-Documentation Agents, and DNB NOR Bank ASA, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corp., BNP Paribas, HSBC Bank USA, National Association, and U.S. Bank, National Association, as Co-Senior Managing Agents

99.1	Press Release dated August 5, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	S/ Thomas C. Deas, Jr.
Thomas C. Deas, Jr. Vice President and Treasurer
Date: August 8, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1
Credit Agreement, dated as of August 5, 2011, among FMC Corporation and certain Foreign Subsidiaries, the Lenders and Issuing Banks Parties Thereto, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers, Bank of America, N.A., as Syndication Agent, DNB NOR Bank ASA, The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Sumitomo Mitsui Banking Corp., as Co-Documentation Agents, and DNB NOR Bank ASA, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corp., BNP Paribas, HSBC Bank USA, National Association, and U.S. Bank, National Association, as Co-Senior Managing Agents

99.1	Press Release dated August 5, 2011